Exhibit 4.1



NUMBER ____                                                      ________ SHARES

                            WHITE RIVER CAPITAL, INC.
               Incorporated under the laws of the State of Indiana

COMMON STOCK                                                CUSIP
                                                                  --------------
                                                                     See Reverse
                                                                Side for Certain
                                                                     Definitions
This certifies that _________

 is the owner of ________________ (__________)

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                            WHITE RIVER CAPITAL, INC.

This Certificate is transferable only on the books of the Corporation upon the surrender of the same properly endorsed.

The interest in said Corporation represented by this Certificate may not be retired or withdrawn except as provided in the Articles of Incorporation and Code of By-Laws of the Corporation, as may be amended or restated. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

The interest in said Corporation represented by this Certificate shall be subject to all provisions in effect as provided in the Articles of Incorporation and Code of By-Laws of the Corporation, as they may be amended or restated, including any amendments thereto which may restrict the rights of the holder of this Certificate and may be adopted by the Corporation at a date later than the date this Certificate is issued. Any transferee of this Certificate should consult the Corporation's Articles of Incorporation and Code of By-Laws, as they may be amended or restated, with respect to any such restrictions.

Witness the duly authorized signatures of the duly authorized officers of the Corporation.

Dated: ___________


------------------------------   -----------------------------------------------
Mark R. Ruh, Secretary           John M. Eggemeyer, III, Chief Executive Officer



Countersigned and Registered:

Computershare Investor Services, L.L.C.
By:
   -----------------------------------
   Transfer Agent and Registrar

                            WHITE RIVER CAPITAL, INC.


THE SHARES  REPRESENTED  BY THIS  CERTIFICATE  ARE  SUBJECT TO  RESTRICTIONS  ON
TRANSFER AND OWNERSHIP AS SET FORTH IN THE CORPORATION'S ARTICLES OF INCORPORATION, AND DISCLOSURE REQUIREMENTS WITH RESPECT TO BENEFICIAL OWNERSHIP AS SET FORTH IN THE CORPORATION'S CODE OF BY-LAWS. COPIES OF THE CORPORATION'S ARTICLES OF INCORPORATION AND CODE OF BY-LAWS ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. THESE TRANSFER RESTRICTIONS AND RESTRICTIONS ON OWNERSHIP ARE BINDING ON TRANSFEREES OF THESE SHARES.

A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES) WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF TRAN MIN ACT -- ____________Custodian_________
TEN ENT -- as tenants by the                                  (Cust.)             (Minor)
entireties
JT TEN  -- as joint tenants with                 under Uniform Transfers to Minors Act
right of survivorship not as tenants
in common                                            _____________________________
                                                                (State)

                Additional abbreviations may also be used though
                             not in the above list.

FOR  VALUE  RECEIVED,   __________________________________________________HEREBY
SELL, ASSIGN AND TRANSFER UNTO

Please insert Social Security or other
  identifying number of Assignee

-----------------------------------------


--------------------------------------------------------------------------------

(PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.

Dated   _________________

In Presence of

--------------------------------------

                                        ----------------------------------------
                                        NOTICE:   THE  SIGNATURE(S)   SHOULD  BE
                                        GUARANTEED  BY  A  QUALIFIED   MEDALLION
                                        GUARANTEE  MEMBER  AND  MUST  CORRESPOND
                                        EXACTLY  WITH THE NAME AS  WRITTEN  UPON
                                        THE FACE OF THIS CERTIFICATE.